SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  January 8, 2001




                       BANYAN STRATEGIC REALTY TRUST
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)




  Massachusetts                 0-15465                      36-3375345
(State of or other         (Commission File                (I.R.S. Employer
 jurisdiction of                Number)                    Identification
 incorporation)                                                Number)




150 South Wacker Drive, Suite 2900, Chicago, IL                 60606
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code    (312)553-9800


This document consists of 3 pages.

Exhibit index is located on page 2.














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


ITEM 5.     OTHER INFORMATION

      On January 8, 2001, the Trust issued a Press Release announcing that, on this date, it adopted a Plan of Termination and Liquidation pursuant to which it entered into a Purchase and Sale Agreement with Denholtz Management Corporation to sell all of the Trust's real estate assets. A copy of a Press Release is attached hereto as Exhibit (99.1), a copy of the Plan of Termination and Liquidation is attached hereto as Exhibit (2.1) and a copy of the Purchase and Sale Agreement is attached hereto as Exhibit (10.17). These exhibits are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.  Not applicable.

      (b)   Pro Forma Financial Information.  Not applicable.

      (c)   Exhibits

            EXHIBIT NUMBER       DESCRIPTION

            Exhibit (2.1)        Plan of Termination and Liquidation dated
                                 January 8, 2001

            Exhibit (10.17)      Purchase and Sale agreement dated
                                 January 8, 2001

            Exhibit (99.1)       Press Release dated January 8, 2001










































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


                                SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: January 10, 2001           BANYAN STRATEGIC REALTY TRUST
                                 (Registrant)




                                 By:      JOEL L. TEGLIA
                                          ---------------------
                                          Joel L. Teglia
                                          Executive Vice President,
                                          Chief Financial and
                                          Accounting Officer
















































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